COLUMBIA FUNDS SERIES TRUST I

Columbia Select Large Cap Growth Fund

(the “Fund”)

Supplement dated March 27, 2009 to the

Prospectuses dated August 1, 2008

Effective March 27, 2009, Thomas M. Galvin, Todd D. Herget and Richard A. Carter will co-manage the Fund. Accordingly, the section of the Prospectuses entitled “Management of the Fund – Portfolio Manager” is revised and replaced in its entirety with the following disclosure:

Portfolio Managers

Information about the Advisor’s portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Thomas M. Galvin, CFA

Lead manager. Service with the Fund since 2008 and with the predecessor fund since 2003.

Managing Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 2003.

Richard A. Carter Co-manager. Service with the Fund since 2009. Senior Vice President of the Advisor; associated with the Advisor or its predecessors as an investment professional since 2003.
Todd D. Herget Co-manager. Service with the Fund since 2009. Senior Vice President of the Advisor; associated with the Advisor or its predecessors as an investment professional since 1998.

Shareholders should retain this Supplement for future reference.

INT-47/10151-0309